SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2017

GM Financial Automobile Leasing Trust 2017-3

(Exact name of registrant as specified in its charter)

GMF Leasing LLC

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-207859-08	75-2439888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note: The Form 8-K relating to the Items described below was originally filed on September 15, 2017. This Form 8-K/A is being filed to correct typographical errors in Exhibits 4.1 through 99.1. Corrected versions of Exhibits 4.1 through 99.1 are being filed with this Form 8-K/A, but this Form 8-K/A does not update, modify or amend any other information or any other exhibits as originally filed on the related Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

GMF Leasing LLC, as depositor (the “Depositor”) and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as sponsor, will cause a newly formed issuing entity, GM Financial Automobile Leasing Trust 2017-3 (the “Issuing Entity”), to issue $134,000,000 Class A-1 1.35000% Asset Backed Notes (the “Class A-1 Notes”), $200,000,000 Class A-2-A 1.72% Asset Backed Notes (the “Class A-2-A Notes”), $150,000,000 Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes” and together with the Class A-2-A Notes, the “Class A-2 Notes”), $310,000,000 Class A-3 2.01% Asset Backed Notes (the “Class A-3 Notes”), $84,700,000 Class A-4 2.12% Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), $47,420,000 Class B 2.40% Asset Backed Notes (the “Class B Notes”), $44,110,000 Class C 2.73% Asset Backed Notes (the “Class C Notes”), $29,980,000 Class D 2.83% Asset Backed Notes (the “Class D Notes” and, collectively with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes “), and an Asset Backed Certificate (the “Certificate”), on September 20, 2017 (the “Closing Date”). The Notes will be registered under the Registration Statement filed by the Depositor with the Securities and Exchange Commission under file number 333-207859 (the “Registration Statement”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of an exchange note, which will be backed by a designated pool of automobile, light truck and utility vehicle leases and the corresponding leased vehicles (the “Receivables”). The Publicly Offered Notes will be sold to Credit Agricole Securities (USA) Inc. (“Credit Agricole”), Goldman, Sachs & Co. LLC (“Goldman Sachs”), J.P. Morgan Securities LLC (“J.P. Morgan), RBC Capital Markets, LLC (“RBC” and collectively with Credit Agricole, Goldman Sachs and J.P. Morgan, the “Representatives”), BMO Capital Markets Corp. (“BMO”), CIBC World Markets Corp. (“CIBC”), Lloyds Securities Inc. (“Lloyds”), Mizuho Securities USA Inc. (“Mizuho”) and RBS Securities Inc. (“NatWest Markets” and collectively with the Representatives, BMO, CIBC, Lloyds and Mizuho, the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of September 12, 2017 (the “Underwriting Agreement”), among GM Financial, the Depositor and the Representatives.

Item 8.01. Other Events.

The Issuing Entity was formed, and the Certificate will be issued, pursuant to the Trust Agreement attached hereto as Exhibit 4.3, dated as of July 20, 2017, as amended and restated as of July 31, 2017 (the “Trust Agreement”), between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”). The Notes will be issued pursuant to the Indenture attached hereto as Exhibit 4.1, dated as of July 31, 2017 (the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”), as indenture trustee (in such capacity, the “Indenture Trustee”).

Pursuant to the 2017-3 Exchange Note Supplement attached hereto as Exhibit 4.5, dated as of July 31, 2017 (the “Exchange Note Supplement”), ACAR Leasing Ltd. (the “Titling Trust”), as borrower, GM Financial, as lender and as servicer (in such capacity, the “Servicer”) and Wells Fargo, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (the “Administrative Agent”), the Titling Trust will issue an Exchange Note (the “Exchange Note”) to GM Financial on September 20, 2017 (the “Closing Date”) and will designate a designated pool of collateral lease agreements and collateral leased vehicles (the “Designated Pool”) to support the Exchange Note.

Pursuant to the 2017-3 Exchange Note Sale Agreement attached hereto as Exhibit 10.1, dated as of July 31, 2017 (the “Exchange Note Sale Agreement”), between GM Financial and the Depositor, on the Closing Date, GM Financial will sell to the Depositor, and the Depositor will purchase from GM Financial, all of GM Financial’s right, title and interest in, to and under the Exchange Note and the proceeds thereof without recourse. Pursuant to the 2017-3 Exchange Note Transfer Agreement attached hereto as Exhibit 10.2, dated as of July 31, 2017 (the “Exchange Note Transfer Agreement”), between the Depositor and the Issuing Entity, on the Closing Date the Depositor will sell to the Issuing Entity and the Issuing Entity will purchase from the Depositor, all of the Depositor’s right, title and interest in, to and under the Exchange Note and the proceeds thereof without recourse. Pursuant to the Indenture, on the Closing Date the Issuing Entity will issue the Notes to the Depositor as partial payment for the Exchange Note and will grant a security interest in the Exchange Note and all other indenture collateral to the Indenture Trustee for the benefit of the Underwriters.

Pursuant to the Underwriting Agreement, the Depositor will sell the Publicly Offered Notes to the Underwriters.

GM Financial, as Servicer, will agree to perform servicing duties with regard to the Receivables pursuant to the 2017-3 Servicing Supplement attached hereto as Exhibit 10.4, dated as of July 31, 2017 (the “Servicing Supplement”), among the Titling Trust, the Servicer, APGO Trust, as settlor (the “Settlor”), the Collateral Agent and the Indenture Trustee, and will also agree to serve as custodian of the Receivables pursuant to the Servicing Supplement.

The Issuing Entity will engage Clayton Fixed Income Services LLC (“Clayton”) as Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, attached hereto as Exhibit 10.5, dated as of July 31, 2017 (the “Asset Representations Review Agreement”), among the Issuing Entity, GM Financial, as Servicer, and Clayton, as asset representations reviewer (the “Asset Representations Reviewer”). The Asset Representations Reviewer will agree to perform reviews of certain Receivables for compliance with the representations and warranties made by GM Financial and the Depositor about the Receivables.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits:

1.1    Underwriting Agreement, dated as of September 12, 2017, among GM Financial, the Depositor and the Representatives (see Exhibit 1.1 to Form 8-K filed on September 15, 2017, in connection with Registration Statement Nos. 333-207859 and 333-207859-08, which is incorporated by reference herein).

4.1    Indenture, dated as of July 31, 2017, between the Issuing Entity and the Indenture Trustee.

4.3    Amended and Restated Trust Agreement, dated as of July 31, 2017, between the Depositor and the Owner Trustee.

4.5     2017-3 Exchange Note Supplement, dated as of July 31, 2017, among the Titling Trust, GM Financial, as lender, the Servicer, the Collateral Agent and the Administrative Agent.

10.1    2017-3 Exchange Note Sale Agreement, dated as of July 31, 2017, between the GM Financial and the Depositor.

10.2    2017-3 Exchange Note Transfer Agreement, dated as of July 31, 2017, between the Depositor and the Issuing Entity.

10.4    2017-3 Servicing Supplement, dated as of July 31, 2017, among the Titling Trust, the Servicer, the Settlor, the Collateral Agent and the Indenture Trustee.

10.5    Asset Representations Review Agreement, dated July 31, 2017, among the Issuing Entity, GM Financial, as Servicer, and Clayton, as Asset Representations Reviewer.

36.1    Depositor certification for shelf offerings of asset-backed securities.

99.1    Administration Agreement, dated as of July 31, 2017, among the Depositor, GM Financial, as administrator, and the Indenture Trustee.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 12, 2017, among AmeriCredit Financial Services, Inc. d/b/a GM Financial, as sponsor, GMF Leasing LLC, as depositor, and Credit Agricole Securities (USA) Inc., Goldman, Sachs & Co. LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the underwriters. (see Exhibit 1.1 to Form 8-K filed on September 15, 2017, in connection with Registration Statement Nos. 333-207859 and 333-207859-08, which is incorporated by reference herein)

4.1	Indenture, dated as of July 31, 2017, between GM Financial Automobile Leasing Trust 2017-3, as issuing entity, and Wells Fargo Bank, National Association, as indenture trustee.

4.3	Amended and Restated Trust Agreement, dated as of July 31, 2017, between GMF Leasing, as depositor, and Wilmington Trust Company, as owner trustee.

4.5	2017-3 Exchange Note Supplement, dated as of July 31, 2017, among ACAR Leasing Ltd., as borrower, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and AmeriCredit Financial Services, Inc. d/b/a GM Financial, as lender and servicer.

10.1	2017-3 Exchange Note Sale Agreement, dated as of July 31, 2017, AmeriCredit Financial Services, Inc. d/b/a GM Financial and GMF Leasing LLC, as depositor.

10.2	2017-3 Exchange Note Transfer Agreement, dated as of July 31, 2017, between GMF Leasing LLC, as transferor, and GM Financial Automobile Leasing Trust 2017-3, as transferee.

10.4	2017-3 Servicing Supplement, dated as of July 31, 2017, among ACAR Leasing Ltd., as titling trust, AmeriCredit Financial Services, Inc. d/b/a GM Financial, as servicer, Wells Fargo Bank, National Association, as collateral agent and indenture trustee.

10.5	Asset Representations Review Agreement, dated as of July 31, 2017, among GM Financial Automobile Leasing Trust 2017-3, as issuing entity, AmeriCredit Financial Services, Inc. d/b/a GM Financial, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor certification for shelf offerings of asset-backed securities.

99.1	Administration Agreement, dated as of July 31, 2017, among GMF Leasing LLC, as depositor, AmeriCredit Financial Services, Inc. d/b/a GM Financial, as administrator, and Wells Fargo Bank, National Association, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL AUTOMOBILE LEASING
TRUST 2017-3

By:	AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By:	/s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: September 19, 2017